STARBOARD INVESTMENT TRUST

Matisse Discounted Closed-End Fund Strategy

Supplement to the
Prospectus and Summary Prospectus

June 12, 2017
This supplement to the Prospectus and Summary Prospectus dated July 29, 2016 for the Matisse Discounted Closed-End Fund Strategy (the "Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863. You may obtain copies of the Prospectus and Summary Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify all shareholders and prospective shareholders that: 1) the Fund's management fee has been reduced from 1.20% to 0.99% of the Fund's average annual net assets; and 2) the minimum initial investment for the Fund's Institutional Share Class has been reduced from $25,000 to $1,000.
Reduction of the Management Fee
On page 2 of the Prospectus and Summary Prospectus, the chart titled, "Annual Fund Operating Expenses" is replaced in its entirety with:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A
Management Fees	0.99%	0.99%
Distribution and/or Service (12b1) Fees	None	0.25%
Other Expenses	0.41%	0.41%
Interest and Dividends on Securities Sold Short[1,2]	0.12%	0.12%
Other Operating Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses[3]	1.66%	1.66%
Total Annual Fund Operating Expenses	3.06%	3.31%
Less Fee Waiver and/or Expense Limitation[4]	0.03%	0.03%
Net Annual Fund Operating Expenses	3.03%	3.28%
1.    "Interest and Dividends on Securities Sold Short" reflects interest expense and dividends paid on borrowed securities. Interest expense results from the Fund's use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund or the Adviser. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund's use of those investments.
2.     As of March 31, 2016, the entirety of the Fund's expenses within the "Interest and Dividends on Securities Sold Short" category is margin interest. Although the Advisor may incur dividends on securities sold short, it has no current plans to do so within the next fiscal year.
3.  "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.
4.    The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of acquired fund fees and expenses, interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments under the Rule 12b-1 distribution plan)to not more than 1.25% of the average daily net assets of the Fund through July 31, 2017. The Expense Limitation agreement may not be terminated prior to that date. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Reduction of the Minimum Initial Investment
On page 15 of the prospectus, the bullet point reading "Minimum initial investment of $25,000," under the heading "Institutional Class Shares," is modified to read:
"Minimum initial investment of $1,000."

Investors Should Retain This Supplement for Future Reference